UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2015

ADAMANT DRI PROCESSING AND MINERALS GROUP
(Exact name of registrant as specified in its charter)

Nevada	000-49729	61-1745150
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Chunshugou Luanzhuang Village
 Zhuolu County, Zhangjiakou
 Hebei Province, China, 075600
 (Address of principal executive offices)

86-313-6732526
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a) Resignation of Principal Accountant

1.   On January 14, 2015, Goldman Kurland & Mohidin, LLP (“GKM”) advised Adamant DRI Processing & Minerals Group (the “Company”) of  its resignation as the independent registered public accounting firm for the Company.

2.   The resignation of GKM was approved by the Board of Directors of the Company.

3.  GKM audited the financial statements the Company as at and for the years ended December 31, 2013 and December 31, 2012, and although  its report thereon expressed uncertainty as to the Company’s ability to continue as a going concern,  such report did not otherwise contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

4.   During the Company’s fiscal years ended December 31, 2013 and December 31, 2012, and through the date of this Current Report on Form 8-K (this “Form 8-K”): (i) there were no disagreements between the Company and GKM on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of GKM would have caused GKM to make reference to the subject matter of the disagreement in its report on the Company's financial statements for such years or during the interim period through the date of this Form 8-K, and (ii) there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

5.   The Company has provided GKM with a copy of the disclosures in this Form 8-K and has requested that GKM  furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not GKM agrees with the Company's statements in this Form 8-K. A copy of the letter furnished by GKM in response to that request has been filed as Exhibit 16.1 to this Form 8-K.

(b) Engagement of Principal Accountant

1.   On February 2, 2015, the Company engaged MJF & Associates, APC (“MJF”) as its registered independent public accountants for the fiscal year ended December 31, 2014. The decision to engage MJF was approved by the Board of Directors of the Company.

2.   During the Company's two most recent fiscal years ended December 31, 2013 and December 31, 2012, and through the date of this Form 8-K, the Company did not consult with MJF on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company's financial statements, and MJF did not provide either a written report or oral advice to the Company that MJF concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of  Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description

16.1	Letter dated February 3, 2015 to the SEC from Goldman Kurland & Mohidin, LLP.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ADAMANT DRI PROCESSING AND MINERALS GROUP

Date: February 4, 2015	By:	/s/ Changkui Zhu
Changkui Zhu Chief Executive Officer (Principal Executive Officer

	By:	/s/ Zhengting Deng
Zhengting Deng Chief Financial Officer (Principal Financial Officer)